KRAMER LEVIN NAFTALIS & FRANKEL LLP

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                                                                WRITER'S DIRECT
                                                                    NUMBER

                                                                (212) 715-7510

                                  June 30, 1999



The Victory Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219


                  Re:      The Victory Variable Insurance Funds
                           Post-Effective Amendment No. 1
                           File Nos. 333-62051; 811-8979
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Dear Ladies and Gentlemen:

                  We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 1 to Registration Statement No. 333-62051 on Form N-1A.


                                         Very truly yours,

                                        /s/ KRAMER LEVIN NAFTALIS & FRANKEL LLP